Income Taxes	12 Months Ended
Sep. 30, 2014
Income Tax Disclosure [Abstract]
Income Taxes

Note 15 — Income Taxes

The provision for income taxes from continuing operations for the years ended September 30 consisted of:

(Millions of dollars)	2014	2013	2012
Current:
Federal	$225	$177	$164
State and local, including Puerto Rico	(11)	(4)	10
Foreign	217	179	241

	$431	$352	$415

Deferred:
Domestic	$(59)	$(119)	$(29)
Foreign	(35)	3	(23)

	(94)	(116)	(52)

	$337	$236	$363

The components of Income From Continuing Operations Before Income Taxes for the years ended September 30 consisted of:

(Millions of dollars)	2014	2013	2012
Domestic, including Puerto Rico	$532	$288	$605
Foreign	990	877	868

	$1,522	$1,165	$1,472

Deferred tax assets and liabilities are netted on the balance sheet by separate tax jurisdictions. At September 30, 2014 and 2013, net current deferred tax assets of $355 million and $343 million, respectively, were included in Prepaid expenses, deferred taxes and other. Net non-current deferred tax assets of $100 million and $73 million, respectively, were included in Other Assets. Net current deferred tax liabilities of $10 million and $8 million, respectively, were included in Current Liabilities — Income taxes. Net non-current deferred tax liabilities of $130 million and $203 million, respectively, were included in Deferred Income Taxes and Other. Deferred taxes are not provided on undistributed earnings of foreign subsidiaries that are indefinitely reinvested. At September 30, 2014, the cumulative amount of such undistributed earnings indefinitely reinvested outside the United States was $4.9 billion. Determining the tax liability that would arise if these earnings were remitted is not practicable. Deferred taxes are provided for earnings outside the United States when those earnings are not considered indefinitely reinvested.

The table below summarizes the gross amounts of unrecognized tax benefits without regard to reduction in tax liabilities or additions to deferred tax assets and liabilities if such unrecognized tax benefits were settled. The Company expects no significant increases or decreases in the amount of the unrecognized tax benefits to occur within the next twelve months.

(Millions of dollars)	2014	2013	2012
Balance at October 1	$146	$134	$117
Increase due to current year tax positions	51	80	37
Increase due to prior year tax positions	9	25	2
Decreases due to prior year tax positions	—	—	(3)
Decrease due to settlements and lapse of statute of limitations	(9)	(93)	(19)

Balance at September 30	$197	$146	$134

The total amount of unrecognized tax benefits, if recognized, would favorably impact the effective tax rate. Accrued interest and penalties of $10 million, $8 million and $10 million at September 30, 2014, 2013 and 2012, respectively, are not included in the table above. During the fiscal years ended September 30, 2014, 2013 and 2012, the Company reported interest and penalties associated with unrecognized tax benefits of $2 million, $2 million and $1 million on the Consolidated Statements of Income as a component of Income tax provision.

The Company conducts business and files tax returns in numerous countries and currently has tax audits in progress in a number of tax jurisdictions. The IRS has completed its audit for the tax years through 2011. For the Company’s other major tax jurisdictions where it conducts business, the Company’s tax years are generally open after 2008.

Deferred income taxes at September 30 consisted of:

	2014		2013
(Millions of dollars)	Assets	Liabilities	Assets	Liabilities
Compensation and benefits	$542	—	$478	$—
Property and equipment	—	432	—	468
Loss and credit carryforwards	274	—	278	—
Other	399	222	399	229

	1,216	654	1,155	697
Valuation allowance	(247)	—	(254)	—

	$969	654	$901	$697

Generally, deferred tax assets have been established as a result of net operating losses and credit carryforwards with expiration dates from 2015 to an unlimited expiration date. Valuation allowances have been established as a result of an evaluation of the uncertainty associated with the realization of certain deferred tax assets on these losses and credit carryforwards. The valuation allowance for 2014 is primarily the result of foreign losses due to the Company’s global re-organization of its foreign entities and these generally have no expiration date. Valuation allowances are also maintained with respect to deferred tax assets for certain federal and state carryforwards that may not be realized and that principally expire between 2015 and 2019.

A reconciliation of the federal statutory tax rate to the Company’s effective tax rate was as follows:

	2014	2013	2012
Federal statutory tax rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal tax benefit	(0.5)	(1.2)	0.2
Effect of foreign and Puerto Rico earnings and foreign tax credits	(11.2)	(9.7)	(8.2)
Effect of Research Credits and Domestic Production Activities,	(1.1)	(3.8)	(1.7)
Other, net	(0.1)	(0.1)	(0.7)

	22.1%	20.2%	24.6%

The approximate amounts of tax reductions related to tax holidays in various countries in which the Company does business were $108 million, $95 million and $83 million, in 2014, 2013 and 2012, respectively. The tax holidays expire at various dates through 2026.

The Company made income tax payments, net of refunds, of $330 million in 2014, $454 million in 2013 and $218 million in 2012.